December 2022 Company Presentation | MarpaiHealth.com (NASDAQ: MRAI) Exhibit 99.1

| 2 Forward Looking Statements   This presentation and the statements of representatives and partners of Marpai, Inc. (the “Company”) related thereto contain or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other U.S. Federal securities laws, as amended. Statements that are not statements of historical fact may be deemed to be forward-looking statements. For example, the Company is using forward-looking statements in this presentation when it discusses the benefits to be derived from the Company’s products, the expected benefits to be derived from the acquisition of Maestro Health, including the number of lives, expected revenues, the cash on hand and the Company’s trends, market penetration and growth in the future. Without limiting the generality of the foregoing, words such as "plan," "project," "potential," "seek," "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate" or "continue" are intended to identify forward-looking statements. Forward-looking statements are based on management’s current expectations, estimates, projections, and assumptions about future events, and are subject to several factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions about the Company, which are difficult to predict, including projections of the Company’s future financial results, its anticipated growth strategies, and anticipated trends in its business and in the market generally. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect the Company’s current expectations and speak only as of the date of this presentation. Actual results may differ materially from the Company’s current expectations depending upon a number of factors. These factors include, among others, adverse changes in general economic and market conditions, competitive factors including but not limited to pricing pressures and new product introductions, uncertainty of customer acceptance of new product offerings and market changes, risks associated with managing the growth of the business. Additional factors that could cause or contribute to differences between the Company's actual results and forward-looking statements include, but are not limited to, those risks discussed in the Company's filings with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the risks detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and any subsequent filings with the SEC. Readers are cautioned that actual results (including, without limitation, the timing for and results of the Company's plans as described herein) may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

We use advanced AI, predictive analytics and SMART automation with the goal of reducing costs for employers while increasing health outcomes for their employees. Building the Health Plan of the Future HEALTH COSTS

Total addressable market for TPA fees from self-insured employers3 % of employers offering self-insured health plans which requires a TPA – Third Party Administrator2 Spending by self-insured health plans is one-third of total healthcare in America1 Employer Health Plans Cover 165 MILLION Americans $22B 64% $1T Sources: 1 McLellan Consulting Services 2 Kaiser Family Foundation 2020 report, NAICS 3 Company analysis based on estimated $44 PEPM x 39M employee lives (McLellan Consulting Services)

EXCLUSIVE AI-POWERED PRODUCTS Driving Member Health Up & Health Plans Costs Down Improve efficiency and eliminate errors, fraud, waste and abuse Prescription medication savings and transparency Ecosystem of VBC vendors and providers that guarantees quality AI-powered predictions and matching of members with proactive care Marpai Cares Value-Based Care (VBC) Marpai Rx SMART Health Plan Administration

Proactively Targeting At-Risk Members for Early Intervention Data-driven, Multi-channel Member Activation Data Outreach Channels Measurement and Follow Ups to Non-Responsive Members Models (Rule Based/AI)

AI Using Claims & Other Data Matching Members to Proven Clinical Solutions Starting with Diabetes High Potential At-Risk Members At-Risk Members Diabetes Partner | 7 Marpai Clinical Matchmaking Leveraging AI & Tech to Identify Risk and Potential for Improved Outcomes

94% 60% PROVEN TO REVERSE TYPE 2 DIABETES patients are off all diabetes-specific drugs and living diabetes-free after 1 year patients end or reduce insulin usage after 1 year Focus on whole member health Reduces excessive and avoidable care across all chronic conditions Coming in 2023 Cardiovascular         Musculoskeletal  Digestive   Mental Health and more! | 8 Sources: Virta Clinical Trials Marpai Clinical Services Ecosystem Proven health solutions vetted by Marpai clinicians and data scientists, starting with diabetes

Acquisition of Maestro Health Doubles Size of Marpai Combined Company Summary Employee Lives 40,000+ Annual Revenues $30+ million Cash on Balance Sheet $15+ million Healthcare Networks Aetna, CIGNA and more Value Added Services Marpai Rx, Clinical Care Management, Cost Containment Shared Focus Personalized, high-quality healthcare Maximum savings through cost containment \

Closed deal on October 31, 2022 to acquire Maestro Health Corporate carve-out from AXA SA Large independent provider of TPA and benefits services founded in 2013 Primarily serves mid-market employer groups High degree of customer retention and satisfaction To date, generated substantial operating losses as it invested in growth \ Maestro Health Key Facts

Represents Maestro Health’s existing services Represents Marpai’s existing services More Solutions to Sell Existing and Future Clients \

Purchase Price $22.1 million due on April 1, 2024 Payment Subject to Marpai meeting its obligations under the agreement, purchase price may be financed over 4 years by the seller with the last payment due on December 31, 2027 Cash Left on Balance Sheet $15.79 million Closing Date October 31, 2022 Transaction Details \

32% SAVINGS Per Employee Per Month (PEPM) by changing to Marpai’s self-insured plan1 Case Study: Savings Of Self-insured Vs. Fully Insured Plans American businesses are rapidly adopting self-insured plans for their flexibility and savings Washington D.C.- based Print Shop Note: 1 $769 PEPM was United Healthcare’s renewal rate offer in for plan year 2018 to 2019; $524 PEPM was the client’s total cost of healthcare in year 1 with Marpai $769 $524 Renewed with Marpai 2x already In November 2018, the Client with 282 employees moved to Marpai Client has 35+ years operating history and wanted flexibility and savings

Investment Opportunity High Margin Tech-driven cost reduction High Revenue Growth Superior product offering Highly Differentiated Predict, Prevent and Protect PROPRIETARY ALGORITHMS TECH PLATFORM INNOVATIVE BRAND LOYAL CUSTOMERS MOAT Goal: reduce cost to 1/3 of industry Higher AI-enabled quality care Organic + Acquisitions

Marpai Health (NASDAQ: MRAI) Common Shares Outstanding 20,937,901 Warrants ($5.89 Weighted Average Exercise Price) 1,695,748 Options ($1.43 Weighted Average Exercise Price) 3,817,367 Fully Diluted Shares 26,451,016 Note: Figures as of December 19, 2022 Capitalization

Predict Health States Prevent Costly Claims Organic + Acquisitions High Margin Claims Costs Highly Efficient Payer Investment Summary $22+ billion market opportunity addressed with highly differentiated AI products1 Source: 1 Company analysis based on estimated $44 PEPM x 39M employee lives (McLellan Consulting Services) + Tech-Driven DISRUPTION with Advanced AI High Growth Expanding # of Lives Covered

Seasoned Leadership Team


Yaron Eitan
Chairman


Edmundo Gonzalez
CEO


Lutz Finger
President, Product & Development


Ronnie Brown
COO


Yoram Bibring
CFO


Art Hoath
CRO


Eli David
Chief Science Advisor

Board of Directors


Yaron Eitan
Chairman


Edmundo Gonzalez
CEO


Damien Lamendola
Director


Gonen Antebi
Director


Colleen DiClaudio
Director


Mohsen Moazami
Director


Vincent Kane
Director

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